UNITED STATES
      SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                               Form 8-K

                            Current Report
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) January 18, 2008
                     --------------------------

                    Dynasil Corporation of America
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        (Exact name of registrant as specified in its
charter)

     New Jersey                               22-1734088
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(State or other                               (IRS Employer
jurisdiction of incorporation)             Identification No.)


            385 Cooper Road, West Berlin, New Jersey, 08091
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               (Address of principal executive offices)


                            (856)-767-4600
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      (Registrant's telephone number, including area code)

                            Not Applicable
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  (Former name or former address, if changed since last report)




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ITEM 1.01. ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

     In accordance with its previously announced growth strategy, Dynasil Corporation of America ("Dynasil") signed a definitive Asset Purchase Agreement on January 18, 2008 and closed the acquisition of the optical filter equipment and customer list of Precision Optics Corporation, Inc. of Gardener, MA ("Precision Optics"). The assets were acquired by Dynasil's subsidiary, Optometrics Corporation ("Optometrics"), and the agreement calls for the assets to be relocated to Optometrics' Ayer, MA location within six months. The assets acquired include equipment, certain inventory, intellectual property, and the customer list. Optometrics has also offered employment to the three people who operated the Precision Optics optical filter business. The customer list is expected to generate approximately $500,000 of annual revenues which are planned for production on the purchased equipment. The purchase price was $250,000 plus a royalty of 25% of revenues exceeding $300,000 from the purchased customer list for a three year period. Precision Optics had no previous formal relationship with Dynasil, its affiliates or directors other than through Optometrics as an independent third party provider of optical coatings. The agreement also contains customary representations and warranties, covenants and mutual indemnification rights. Copies of the form of Asset Purchase Agreement and a press release describing the completed transaction are attached as Exhibits 2.1 and 99.1 to this Report on Form 8-K.

     The information set forth under Items 2.01 is incorporated by reference thereto.

ITEM 2.01. COMPLETION OF ACQUISITION

     On January 18. 2008, Dynasil, through its Optometrics subsidiary, acquired the optical filter equipment and customer list of Precision Optics for $250,000 in cash plus royalties. The acquired equipment and customer list are similar to existing Optometrics business and Dynasil's plan is to fully integrate it into the existing Optometrics facility and organization. The cash for the purchase came from available cash and an existing line of credit. A copy of the press release is attached as Exhibit 99 to this Report on Form 8-K.

     The information set forth under Items 1.01 is incorporated by reference thereto.


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ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

( c ) Exhibits

     2.1 Form of Asset Purchase Agreement dated January 18,
2008 between Precision Optics Corporation, Inc. and
Optometrics Corporation.

     99.1 Press release, dated January 18, 2008, issued by
Dynasil Corporation of America announcing its acquisition of certain assets of Precision Optics Corporation, Inc.

EXHIBIT INDEX

Exhibit 2.1
Exhibit 99.1



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                              SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         DYNASIL CORPORATION OF AMERICA

Date: January 22, 2008             By:  /s/ Craig Dunham
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                                        Craig Dunham
                                        President and Chief
                                        Executive Officer